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                                                                    Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Registration Statement on Form S-20 of The Options Clearing Corporation of our report dated January 31, 2002, appearing in Part II of such Registration Statement, and to the reference to us under the heading "Legal Opinions and Experts" in Part II of such Registration Statement.

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 18, 2002